Exhibit 99.1 MACERICH CRABTREE MALL ACQUISITION June 2025 NYSE: MAC | Macerich.com

LEGAL DISCLAIMER Note: This document contains statements that constitute forward-looking statements, which can be identified by the use of words, such as “will,” “expects,” “pro forma,” “anticipates,” “assumes,” “believes,” “estimated,” “guidance,” “potential,” “target,” “projects,” “scheduled” and similar expressions that do not relate to historical matters, and includes expectations regarding the Company’s future operational results, including in connection with the acquisition of the Crabtree Mall and the Path Forward Plan and its ability to meet the established goals under such Plan, including de-leveraging targets, growth rates and acquisition and disposition goals, as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as global, national, regional and local economic and business conditions, including the impact of tariffs and elevated interest rates and inflation, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, elevated interest rates and its impact on the financial condition and results of operations of the Company, including as a result of any increased borrowing costs on the Company's outstanding floating-rate debt and defaults on mortgage loans, availability, terms and cost of financing and operating expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment (including elevated inflation, supply chain disruptions and construction delays), acquisitions and dispositions; adverse impacts from any pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company and its tenants; the liquidity of real estate investments; governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence, which could adversely affect all of the above factors. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2024, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so. 2 Copyright © 2025 Macerich

TRANSACTION SUMMARY


CRABTREE

HIGHLIGHTS

- Macerich acquires Crabtree Mall, a market-dominant, Class A retail center totaling approximately 1.3 million square feet in Raleigh, NC for approximately $290 million
- Funded with cash on hand and $100 million of borrowings on the revolving line of credit
    - The Company expects to fully repay borrowings on the revolving line of credit within 30 days with an approximately $160 million two-year term loan (1)
- Following the acquisition, Macerich intends to implement a strategic investment plan totaling $60 million of new redevelopment and leasing capital between 2025 and 2028 to maximize NOI growth potential

✓ **Accretive to 2028 Target FFO range under the Path Forward Plan by approximately $0.08 per share (2)(3)**

✓ **Expected to keep the Company within its previously stated de-leveraging targets under the Path Forward Plan (2)(3)**

NET OPERATING INCOME (NOI) GROWTH POTENTIAL

2025 Estimated NOI	~$32 million (3)
2028 Pro Forma NOI	~$40 million (4)
Stabilized NOI Potential Thereafter	~$45 million (5)

ANTICIPATED ATTRACTIVE NOI YIELD WITH ADDITIONAL UPSIDE

Initial Yield Based on 2025 Estimated NOI	~11.0%
Initial Yield, including SNO	~12.5% (4)

1) The expected loan includes an initial advance of approximately $160 million and borrower option to draw additional proceeds to fund a proportionate amount of the strategic investment plan. The expected loan includes two, one-year extension options and is expected to bear interest at a rate of SOFR + 250 bps

2) Based on expected financing plan of the acquisition outlined herein

3) Estimated FFO and Estimated NOI are based on real estate NOI exclusive of certain GAAP adjustments primarily related to straight-line rents, above and below market rents and other lease and purchasing GAAP adjustments. 2025 Estimated NOI includes a full 12-month NOI

4) Includes current leases signed but not open (SNO) with rent expected to commence in 2027; cost of build-out is captured in the purchase price

5) Upon completion of expected strategic investment plan (including new redevelopment and leasing capital) outlined herein

Copyright © 2025 Macerich

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STRATEGIC RATIONALE ENHANCES GO-FORWARD PORTFOLIO AND CREATES OPPORTUNITY TO DRIVE SHAREHOLDER VALUE ✓ Accretive to Path Forward Plan 2028 target FFO range ✓ Market-dominant position in a high-growth market ✓ Strong existing traffic and sales per square foot ✓ Powerful entry point to one of the top Southeastern U.S. markets ✓ Opportunity to deploy Macerich operating, leasing and marketing platforms to reinvigorate leasing momentum, drive permanent occupancy (from approximately 78% as of March 31, 2025 to approximately 90% by 2028) and capture NOI growth upside potential 4 Copyright © 2025 Macerich

STRONG TENANT MIX DRIVING PERFORMANCE Only location First-to-Market Expanding within 15 miles Coming Soon 200+ CURRENT TENANTS Crabtree Mall is a high-performing asset we believe is primed for accelerated growth, with strong foot traffic and sales and clear market dominance in a high-growth region. Existing retailers and anchors – Macy’s, a new Dick’s House of Sport and Belk – lay a solid foundation Now, by using established leasing relationships and a targeted approach, we believe Macerich can introduce other high-performing brands that attract new shoppers, boost foot traffic and build long-term loyalty Our goal is to drive the current share of permanent to temporary occupancy (78% permanent as of March 31, 2025 to approximately 90% permanent by 2028) (1) $429M Annual Sales (2) $951 Sales Per Square Foot (3) 94% Occupancy 8.7M Total Annual Visits 3.4x Visit Frequency Sources: Placer.ai full-year 2024 as of February 21, 2025 (1) Trailing 12-month gross sales as of March 31, 2025, for all reporting tenants (2) Trailing 12-month sales as of March 31, 2025 for all permanent, reporting tenants under 10,000 SF with at least 12 5 months of reported sales (3) As of March 31, 2025; comprised of 78% permanent occupancy and 16% temporary occupancy Copyright © 2025 Macerich

CAPITAL INVESTMENT PLAN TO MAXIMIZE PERFORMANCE

With the proven Macerich investment approach – rooted in deep operational expertise and long-standing industry relationships – we're positioned to unlock meaningful additional value

Our plan is to reimagine the center through a more dynamic tenant mix, enhanced customer experiences and refreshed, modern environments. A series of thoughtful enhancements are planned to ensure the property continues to thrive and resonate with today's consumer

- Over **200,000 square feet of common area will be reimagined** with fresh paint, a full lighting redesign, modernized handrails and a fully re-envisioned furniture package for a cohesive, elevated look
- **Interior signage and wayfinding** will be redesigned to create a more intuitive and seamless guest journey
- **Updated furniture, lush greenery and curated planters** will transform gathering spaces into stylish, comfortable retreats
- The **food court will be revitalized** with upgraded columns, contemporary furnishings and the addition of a playful family zone
- **New vertical transportation** proposed to enhance accessibility and flow
- **Parking decks will be refreshed** with upgraded lighting, new paint and improved signage to ensure a brighter, cleaner and a more welcoming arrival


DICK'S
HOUSE OF SPORT

Dick's House of Sport replacing former Sears

Dick's House of Sport draws an average of ~935K annual visits per location

Copyright © 2025 Macerich

Sources: Placer.ai full-year 2024 as of May 13, 2025

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N.C. STATE UNIVERSITY (5 MILES) MARKET DOWNTOWN RALEIGH (<5 MILES) DOMINANT LOCATION Raleigh, North Carolina Two-Level Super Regional Center Retail GLA: 1,346,658 Square Feet CRABTREE MALL Conveniently located off I-440 (>100K AADT) and Glenwood Avenue (>60K AADT) Avg Household Income (3-mile radius): $150K WITHIN 1 MILE OF CRABTREE MALL: $1M+ Single Family Homes $500K+ Townhomes 1,500+ Keys in 10 Hotels 2,300+ Residential Units WITHIN 11 MILES OF CRABTREE MALL: 15.5M Raleigh-Durham International Airport Travelers in 2024 (Up 6.5% YoY) 38K N.C. State University Student Enrollment RALEIGH-DURHAM INTERNATIONAL AIRPORT in Fall 2024 (Up 7% since 2020) N (11 MILES) Sources: Esri, 2024; RDU.com; NCSU.edu 7 Copyright © 2025 Macerich

RALEIGH – CARY, NC MSA

Raleigh Metro, at the center of Wake County, stands as a powerhouse of explosive growth, groundbreaking innovation, wealth and world-class talent – making it one of the most vibrant and forward-moving markets in the nation

1.6M
2024 Total Population
(Expected to grow +9% 2024-2029)

$100K
Median Household Income
(27% above the national average)

$1.4M
Average Net Worth
(12% above the national average)

53%
Hold a Bachelor's Degree or Higher
(43% above the national average)

RALEIGH LIFESTYLE

#1 Best-Performing Large City *(Milken Institute, 2025)*

#2 Fastest Growing Cities in the U.S. *(Exploding Topics, 2025)*

#3 Happiest City in America *(SmartAsset, 2025)*

#4 Fastest-Growing Major U.S. Market for GDP Growth *(CoStar, 2024)*

#5 [Cary] Best Place to Live in the Country *(U.S. News & World Report, 2025-2026)*



RESEARCH TRIANGLE

RALEIGH – DURHAM – CARY

The Research Triangle Region – spanning 7,000 acres and home to three Tier-1 universities: Duke University, North Carolina State University and the University of North Carolina at Chapel Hill – is anchored by **Research Triangle Park, the largest research park in North America and one of the most successful and globally recognized science parks in the world**

7K
Total Companies

700
International Companies

300
Headquarters in the Park Alone

2.5%
Lowest Corporate Tax Rate in the U.S.

20
Colleges & Universities

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Sources: Esri 2024; Researchtriangle.org; CNBC 2024

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MACERICH (NYSE: MAC) ONE OF THE NATION’S LEADING OWNERS, OPERATORS & DEVELOPERS OF MAJOR RETAIL PROPERTIES IN ATTRACTIVE U.S. MARKETS, INCLUDING CALIFORNIA, PHOENIX/SCOTTSDALE, PACIFIC NORTHWEST, GREATER NEW YORK, NORTH CAROLINA AND WASHINGTON, D.C.